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                                                                   EXHIBIT 10.19



THIS ASSIGNMENT AGREEMENT made as of the 17th day of January, 1997.

BETWEEN:

          MAGKO, an international joint stock geological company having an office at Ulitsa Miklukho-Maklaya 23, Moscow, Russia

          (hereinafter called "Magko")

                                                               OF THE FIRST PART

AND:

          MINCO MINING & METALS CORPORATION, a company duly incorporated pursuant to the laws of British Columbia, and having an office at Suite 1870, 401 West Georgia Street, Vancouver, British Columbia, Canada

          (hereinafter called "Minco")

                                                              OF THE SECOND PART

          WHEREAS:

A. Pursuant to a General Agreement dated August 27, 1995 made between Magko and the Ministry of Geology and Mineral Resources of the Kyrgyz Republic (the "Ministry"), and a Certificate for Mineral Wealth Usage Rights granted by the Ministry to the Assignor copies of which (both the Russian versions and the English translations) are attached hereto as Schedules "A" and "B" respectively (the "General Agreement" and "Certificate" respectively), Magko acquired the exclusive right to conduct certain exploration work on a mineral exploration property in southwest Khirghizistan (the "Property");

B. Magko wishes to assign an 80% undivided interest in and to the Property and the General Agreement and the Certificate to Minco and Minco has agreed to such assignment;

C. Magko and Minco wishes to form a joint venture in respect to the exploration and development of the Property, which joint venture may include the Khirghizistan government as a joint venture partner (the "Proposed Joint Venture");

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of
Minco paying to Magko the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged by Magko, the parties hereto covenant and agree each with the other as follows:
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1.        Magko hereby grants, assigns, transfers and sets over onto Minco, its successors and assigns, an 80% undivided interest in and to the Property and the General Agreement, the Certificate and all right, benefit, title and interest of Magko in and to the Property and the General Agreement, the Certificate and any other interests that Magko may have or hereinafter acquire in the Property including, without limitation, the right to take legal action to enforce the terms of the General Agreement and the Certificate in the name of Magko, if required.

2.        Magko hereby covenants with Minco as follows:

     a. there are no existing defaults on the part of Magko under the General Agreement or the Certificate;

     b. Magko has performed all obligations and requirements to be performed by it pursuant to the terms of the General Agreement or the Certificate;

     c. Magko is the lawful owner of all right, title and interest in and to the General Agreement and the Certificate, and has the right to assign the General Agreement and the Certificate and its title and interest therein to Minco;

     d. the General Agreement and the Certificate are valid and binding agreements and are fully enforceable in accordance with their terms;


     e. Magko has not done nor permitted any act, matter or thing whereby the General Agreement or the Certificate have been assigned, in whole or in part, or encumbered; and

     f. there are no disputes of which Magko is aware between Magko and the Ministry relating to the General Agreement or the Certificate.

3. Magko hereby covenants with Minco that Magko will, at the request of Minco, perform and execute every act, matter or thing, instrument, document, writing, agreement or covenant necessary, desirable or useful in connection with the full performance of this Agreement.

4. Minco covenants with Magko that it will observe and perform all obligations, covenants and requirements to be performed by Magko pursuant to the General Agreement and the Certificate when required to be performed.

5. The parties agree that the only parties to the Proposed Joint Venture shall be Minco, Magko and, possibly, the Ministry, unless otherwise agreed to by the parties in writing.

6. The parties acknowledge and agree that Taly Keren ("Keren") has been instrumental in introducing the Property and Magko to Minco and that, pursuant a finder's fee
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agreement made between Minco and Taly Keren, a finders fee may be payable by
Minco to Keren.

7. The parties agree that Minco shall, for the duration of the Proposed Joint Venture, have a right of first refusal in respect to any proposed sale or other disposition by Magko of the remaining interests held by Magko in the Proposed Joint Venture subsequent to the completion of this Agreement.

8. The parties agree that this Agreement will be translated into the Russian language and that the English language and the Russian language versions shall be of equal authority.

9. This Agreement shall enure to the benefit of and be binding upon the successors and assigns of the parties hereto, and shall be governed by and construed in accordance with the laws of the Province of British Columbia, Canada.

IN WITNESS WHEREOF THIS AGREEMENT has been executed by the parties hereto on the day and year first above written.

THE CORPORATE SEAL of MAGKO was          )
hereunto affixed in the presence of:     )
                                         )
                                         )                      [CORPORATE SEAL]
[SIG]                                    )
---------------------------------------  )
Authorized Signatory                     )
                                         )
                                         )                     c/s
[SIG]                                    )
---------------------------------------  )
Authorized Signatory


THE CORPORATE SEAL of MINCO was          )
hereunto affixed in the presence of:     )
                                         )
                                         )
[SIG]                                    )
---------------------------------------  )
Authorized Signatory                     )
                                         )
                                         )                     c/s
[SIG]                                    )
---------------------------------------  )
Authorized Signatory